                                                                    EXHIBIT 10.9
                                                                    ------------

                                 AMENDMENT NO. 4
                                      TO
                                      --
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                      OF
                                      --
                               KIRIN-AMGEN, INC.
                               -----------------


     THIS AMENDMENT NO. 4 ("Amendment No. 4") TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., DATED MAY 11, 1984, as previously amended ("Shareholders' Agreement"), is made and entered into this 16/th/ day of October, 1986, and is made effective as of the 1st day of July, 1986, by and among KIRIN BREWERY CO., LTD., a Japanese corporation ("Kirin"), AMGEN, a California corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S


     A. The parties have acknowledged that the commercial production system for G-CSF (PPO) has been established by Amgen.

     B. Pursuant to Amendment No. 3 to the Shareholders' Agreement, the parties previously agreed, inter alia, to transfer to Corporation all right, title and interest in and to the G-CSF (PPO) Technology as of the effective date of this Agreement.

     C. The parties have previously agreed that upon establishment of the commercial production system, Amgen shall receive two-thirds (2/3) of the unexpended proposed second year R & D funding.

    NOW, THEREFORE, it is agreed as follows:

1.  AMGEN ASSIGNMENT AND LICENSE
    ----------------------------

    1.01 Amgen shall assign all of its right, title and interest in and to its G-CSF (PPO) Transferred Technology to Corporation effective as of the date hereof pursuant to that certain Assignment and License Agreement attached hereto as Exhibit "A".

    1.02 Amgen shall license its Core Technology in the Field of Activity relating to G-CSF (PPO) to Corporation effective as of the date hereof pursuant to that certain Assignment and License Agreement attached hereto as Exhibit "A".

    1.03 Concurrently with the execution of this Amendment No. 4, that certain U.S. Patent Application Ser. No. 768959, filed August 23, 1985, entitled Production of Pluripotent Granulocyte Colony-Stimulating Factor, recorded in the Patent and Trademark Office on Reel 4475, Frame 913, shall be assigned by Amgen to Corporation pursuant to that certain Assignment attached hereto as Exhibit "B".

2.  KIRIN ASSIGNMENT
    ----------------

    Kirin shall assign all of its right, title and interest in and to its G-CSF
(PPO) Technology to Corporation effective as of the date hereof pursuant to that certain Assignment Agreement attached hereto as Exhibit "C."

3.  SUBLICENSE OF SLOAN-KETTERING G-CSF TECHNOLOGY
    ----------------------------------------------

    Amgen hereby sublicenses Corporation effective as of the date hereof under any and all rights conferred upon Amgen pursuant to that certain Agreement by and between Amgen and Sloan-Kettering.

4.  PAYMENTS TO KIRIN AND AMGEN
    ---------------------------

    A One Million Dollar (U.S. $1,000,000) lump sum payment shall be made to each Kirin and Amgen concurrently with the execution of this Agreement and the Exhibits attached hereto.

5.  CONTRIBUTION TO CAPITAL OF CORPORATION/ADDITIONAL STOCK ISSUANCE
    ----------------------------------------------------------------

    During the period February 1, 1987 - March 31, 1987, Kirin and Amgen shall each contribute to the capital of Corporation One Million Dollars (U.S. $1,000,000) in exchange for One Million (1,000,000) additional shares each of Corporation's no par value voting common stock in a tax-free transaction. The Articles of Incorporation of Corporation shall be amended to authorize this additional stock issuance.

6.  AMGEN COVENANTS
    ---------------

    Amgen shall (i) supply Corporation (and Kirin) with adequate pre-clinical G-CSF (PPO) materials, (ii) continue its G-CSF (PPO) Technology transfer to Corporation (and Kirin), and (iii) promptly make available to Corporation (and Kirin) its standard operating procedures ("SOP"), strain and standard samples, all relating to the G-CSF (PPO) Technology. Further, Amgen shall use its best efforts to assist Kirin in verifying the SOPS.

7.  NOTICES
    -------

    All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third
(3rd) day following the date of such sending):

                  "Kirin"            Kirin Brewery Co., Ltd.
                                     26-1, Jingumae 6-Chome
                                     Shibuya-Ku, Tokyo 150
                                     Japan
                                     Telex No. 242-5401 KIRINBJ
                                     Attn:  General Manager of
                                            Pharmaceuticals Department

                  With a copy to:    Pettit & Martin
                                     355 S. Grand Avenue, 33d Floor
                                     Los Angeles, California 90071
                                     U.S.A.
                                     Telex No. 181025 PEMLAW LSA
                                     Attn: Joel S. Marcus; Esq.

                 "Amgen"             Amgen
                                     1900 Oak Terrace Lane
                                     Thousand Oaks, California 91320
                                     Telex No. 4994440 (AMGEN)
                                     Attn: Corporate Secretary

                 With a copy to:     Cooley, Godward, Castro,
                                       Huddlesbn & Tatum
                                     One Maritime Plaza, 20th Floor
                                     San Francisco, California 94111
                                     U.S.A.
                                     Telex No. 910-372-7370 Cooley SFO
                                     Attn: Alan C. Mendelson, Esq.

                 "Corporation"       Kirin-Amgen, Inc.
                                     1900 Oak Terrace Lane
                                     Thousand Oaks, CA 91320
                                     U.S.A.
                                     Telex No. 4994440 (AMGEN)
                                     Attn: Corporate Secretary

                 With a copy to:     Pettit & Martin
                                     355 S. Grand Avenue, 33d Floor
                                     Los Angeles, California 90071
                                     U.S.A.
                                     Telex No. 181025 PEMLAW LSA
                                     Attn: Joel S. Marcus, Esq.

          Any party, by giving notice to the others in the manner provided above, may change such party's address for purposes of this Paragraph 6.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to be executed as of the first day written above by their duly authorized representatives in a manner legally binding upon them.


                                        KIRIN BREWERY CO., LTD., a
                                        Japanese corporation



                                        BY /s/ Yasushi Yamamoto
                                           Yasushi Yamamoto,
                                           Managing Director

                                                            "Kirin"


                                        AMGEN, a California corporation



                                        By /s/ George B. Rathmann
                                           George B. Rathmann,
                                           President
                                                            "Amgen"


                                        KIRIN-AMGEN, Inc., a
                                        California corporation


                                        By /s/ Y. Yamamoto
                                           Yasushi Yamamoto its Chairman

                                                            "Corporation"

                                  ASSIGNMENT
                                  ----------

          WHEREAS Amgen, a California corporation, having a place of business at 1900 Oak Terrace Lane, Thousand Oaks, Calfornia 91320 is, by virtue of an Assignment dated September 13, 1985 and recorded in the United States Patent and Trademark Office on November 6, 1985 at Reel 4475, Frame 913, the owner of the entire right, title and interest in and to the invention and improvements of Lawrence M. Souza disclosed in application Serial No. 768,959 executed by Lawrence M. Souza on September 13, 1985 and filed August 23, 1985 for Letters Patent of the United States and in said application and any and all other applications, both United States and foreign, which Lawrence M. Souza may file, either solely or jointly with others, on said invention or improvements, and in any and all Letters Patent of the United States and foreign countries which may be obtained of any of said applications, and in any reissue or extension thereof.

          WHEREAS Amgen is, by virtue of an Assignment dated March 10, 1986 and recorded in the United States Patent and Trademark Office on June 16, 1986 at Reel 4560, Frame 409, the owner of the entire right, title and interest in and to the invention and improvements of Lawrence M. Souza disclosed in application Serial No. 835,548 executed by Lawrence M. Souza on March 10, 1986 and filed March 3, 1986 for Letters Patent of the United States and in said application and any and all other applications, both United States and foreign, which Lawrence M. Souza may file, either solely or jointly with others, on said invention or improvements, and in any and all Letters Patent of the United States and foreign countries which may be obtained on any of said applications, and in any reissue or extension thereof.

          WHEREAS, Lawrence M. Souza in the aforesaid Assignments did thereby agree, upon the request and at the expense of Amgen, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications for said inventions or improvements, and any necessary oath or affidavit relating thereto, and any application for reissue or extension of any Letters Patent that may be granted upon said applications, and any and all applications and other documents for Letters Patent in foreign countries on said inventions or improvements that Amgen, its successors or assigns, may deem necessary or expedient, and Lawrence M. Souza did further thereby agree upon the request of Amgen, its successors or assigns, in the event of any application or Letters Patent assigned thereunder becoming involved in Interference, to cooperate to the best of his ability with Amgen, its successors or assigns, in the matters of preparing and executing the preliminary statement and giving and producing evidence in support thereof, and Lawrence M. Souza did also thereby agree to perform, upon request, any and all affirmative acts to obtain said Letters Patent, both United States and foreign, and vest all rights therein in Amgen, its successors or assigns, whereby said Letters Patent will be held and enjoyed by Amgen, its successors or assigns, to the full end of the term for which said Letters patent may be granted as fully and entirely as the same would have been held and enjoyed by Lawrence M. Souza if his assignment and sale had not been made.

          WHEREAS, Amgen warrants itself to be the owner of the interest herein assigned and to have the right to make this assignment and further warrants that there are no outstanding prior assignments, licenses, or other rights in the interest herein assigned.

          WHEREAS, Kirin-Amgen, Inc., a California corporation, having a place of business at 1900 Oak Terrace Lane, Thousand Oaks, California 91320 is desirous of acquiring from Amgen of the entire right, title and interest in and to the aforesaid patent applications and the inventions and improvements therein described and claimed.

           NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by Amgen, Amgen hereby assigns, sells, transfers and conveys to Kirin-Amgen, Inc., its successors and assigns, its entire right, title and interest in and to the aforesaid applications, inventions and improvements and any Letters Patent of the United States or foreign countries, or reissues or extensions thereof.

          Specifically assigned, sold, transferred and conveyed hereunder by Amgen to Kirin-Amgen, Inc., its successors and assigns, is the right, heretofore owned in its entirety by Amgen, to initiate and maintain, without joinder of any other party, any infringement suits based on any Letters Patent of the United States or foreign countries, or reissues or extensions thereof, and the right, heretofore owned in its entirety by Amgen, to enforce against Lawrence M. Souza all agreements and obligations undertaken by him in the aforesaid Assignments to the extent that such agreements and obligations pertain to applications, inventions, improvements, Letters Patent of the United States and foreign countries, or reissues or extensions thereof, and Interferences involving same, whereby all rights under said Letters Patent will be held and enjoyed by Kirin-Amgen, Inc., its successors and assigns, to the full end of the term for which said Letters patent may be granted as fully and entirely as the same would have been held and enjoyed by Amgen if this assignment had not been made.



                                             Amgen

                                         By  /s/ Gordon M. Binder
                                             --------------------------
                                             Sr. Vice President

Dated: August 11, 1986



STATE OF CALIFORNIA)
                   ) SS
COUNTY of VENTURA  )
                              .
          Before me on this 11th day of August, 1986 appeared Gordon M. Binder,
                            ----                              ----------------
personally known to me to be the Sr. Vice President of Amgen and acknowledged
                                 ------------------
that he executed the above document.


                                                       Barbara L. Tipton
                                                       -----------------
                                                         Notary Public
My Commission Expires:  12/17/86
                        --------
[SEAL]     OFFICIAL SEAL
           BARBARA L TIPTON
       NOTARY PUBLIC - CALIFORNIA
            LOS ANGELES COUNTY

Sole Inventor

                                  ASSIGNMENT

          Serial. No  835,548
                    ---------

          March 3, 1986
          Filed
                    "PRODUCTION OF PLURIPOTENT GRANULOCYTE

          Title:    COLONY-STIMULATING FACTOR

          For One Dollar ($1.00) the receipt and sufficiency whereof are hereby
              -------- ---
          acknowledged, the undersigned hereby assigns to Amgen, a California
                                                          -------------------
          corporation 1900 Oak Terrace Lane, Thousand Oaks, California 91320
          ------------------------------------------------------------------

         its successors and assigns --------------------------------- the entire right, title and interest in the invention or improvements of the undersigned disclosed in an application for Letters Patent of the United States, executed by
the undersigned on                March 10 1986,       and in said application
                   -----------------------------------
and any and all other applications, both United States and foreign, which the undersigned may file, either solely or jointly with others, on said invention or improvements, and in any and all Letters Patent of the United States and foreign countries, which may be obtained on any of said applications, and in any reissue or extension thereof.

The undersigned hereby authorizes and requests the Commissioner of Patents to
issue said Letters Patent to said assignee          Amgen
                                           ------------------------

The undersigned hereby authorizes and requests the attorneys of record in said application to insert in this assignment the date and serial number of said application when officially known.

The undersigned warrants himself to be the owner of the interest herein assigned and to have the right to make this assignment; and further warrants that there are no outstanding prior assignments, licenses, or other rights in the interest herein assigned.

     For said consideration the undersigned hereby agrees, upon the request and at the expense of said assignee, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part and substitute applications for said invention or improvements, and any necessary oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon said application, and any and all applications and other documents for Letters Patent in foreign countries on said invention or improvements, that said assignee, its successors or assigns, may deem necessary or expedient, and for the said consideration the undersigned further agrees upon the request of said assignee, its successors or assigns, in the event of any application or Letters Patent assigned herein becoming involved in Interference, to co-operate to the best of the ability of the undersigned with said assignee, its successors or assigns, in the matters of preparing and executing the preliminary statement and giving and producing evidence in support thereof, the undersigned hereby agreeing to perform, upon request, any and all affirmative acts to obtain said Letters Patent, both United States and foreign, and vest all rights therein hereby conveyed in the said assignee, its successors and assigns, whereby said Letters Patent will be held and enjoyed by the said assignee, its successors and assigns, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by the undersigned if this assignment and sale had not been made.

     WITNESS my hand and seal, this 10 day of March Nineteen Hundred and 86.



State of California

                                          /s/ Lawrence M. Souza
                                             ------------------
County of Ventura
                                              LAWRENCE M. SOUZA


On this    10/th/ day of March, 1986       1986 - before me, a Notary Public in
                                                  and

 for the County and State aforesaid, appeared    Lawrence M. Souza
                                                 -----------------

                                                         /s/ Lawrence M. Souza
                                                             JUN 16 186

to me personally known to be the same person whose name is subscribed to the foregoing instrument, and acknowledged that he executed said instrument as his free and voluntary act and for the uses and purposes therein expressed. WITNESS my hand and seal the day and year last above given.

     My commission Expires  12/17/86

                                                       Notary Public
                                                       Barbara L. Tipton

                                  ASSIGNMENT

          Serial. No 768,959

          Filed     August 23, 1985

          Title     "Production of Pluripotent Granulocyte Colony-Stimulating
                    Factor"
          For One Dollar ($1.00) the receipt and sufficiency whereof are hereby
               ------------------
          acknowledged, the undersigned hereby assigns to Amgen, a California
                                                          -------------------
          corporation
          -----------


its successors and assigns____________________________________________the entire right, title and interest in the invention or improvements of the undersigned disclosed in an application for Letters Patent of the United States, executed by the undersigned on _______, 1985 and in said application and any and all other
                   -------------
applications, both United States and foreign, which the undersigned may file, either solely or jointly with others, on said invention or improvements, and in any and all Letters Patent of the United States and foreign countries, which may be obtained on any of said applications, and in any reissue or extension thereof. The undersigned hereby authorizes and requests the Commissioner of Patents to issue said Letters Patent to said assignee Amgen, a California corporation. The undersigned hereby authorizes and requests the attorneys of record in said application to insert in this assignment the date and serial number of said application when officially known.

The undersigned warrants himself to be the owner of the interest herein assigned and to have the right to make this assignment; and further warrants that there are no outstanding prior assignments, licenses, or other rights in the interest herein assigned.

its successors and assigns, __________________________________________ to execute any and all divisional, continuation, continuation-in-part and substitute applications for said invention or improvements, and any necessary oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon said application, and any and all applications and other documents for Letters Patent in foreign countries on said invention or improvements, that said assignee, its successors or assigns, may deem necessary or expedient, and for the said consideration the undersigned further agrees upon the request of said assignee, its successors or assigns, in the event of any application or Letters Patent assigned herein becoming involved in Interference, to co-operate to the best of the ability of the undersigned with said assignee, its successors or assigns, in the matters of preparing and executing the preliminary statement and giving and producing evidence in support thereof, the undersigned hereby agreeing to perform, upon request, any and all affirmative acts to obtain said Letters Patent, both United States and foreign, and vest all rights therein hereby conveyed in the said assignee, its successors and assigns, whereby said Letters Patent will be held and enjoyed by the said assignee, its successors and assigns, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by the undersigned if this assignment and sale had not been made.

  WITNESS my hand and seal, this       13         day of  September Nineteen
                                 -----------------        ----------
  Hundred and Eighty-Five.


  State of California                  RECORDED
           -----------
  County of Ventura

                                                          Lawrence M. Souza

     On this 13/th/ day of September, 1985, before me, a Notary Public in and


  for the County and State aforesaid, appeared        Lawrence M. Souza

  to me personally known to be the same person whose name is subscribed to the foregoing instrument, and acknowledged that he executed said instrument as his free and voluntary act and for the uses and purposes therein expressed. WITNESS my hand and seal the day and year last above given.

                             ASSIGNMENT AGREEMENT
                             --------------------



                                BY AND BETWEEN

                           KIRIN BREWERY CO., LTD.,

                            a Japanese corporation,



                                      and



                              KIRIN-AMGEN, INC.,

                           a California corporation

                             Dated:  July 1, 1986







                                  EXHIBIT "C"

                          TABLE OF CONTENTS (cont'd.)


                                                                           PAGE
                                                                           ----
RECITALS................................................................      1
I.         TRANSFER OF TECHNOLOGY.......................................      1

           1.01    Assignment of G-CSF Transferred Technology...........      1
           1.02    Limitations..........................................      1

II.        DEFINITIONS..................................................      1

           2.01    Incorporation by Reference...........................      1

           2.02    G-CSF (PPO) Technology...............................      2

III.       DISCLAIMER OF INDEMNIFICATION................................      2

           3.01    Disclaimer of Warranties.............................      2

IV.        TERM AND TERMINATION.........................................      2

           4.01    Term.................................................      2

V.         CONSISTENCY WITH SHARHOLDERS' AGREEMENT......................      2

           5.01  Shareholders' Agreement................................      2

VI.        CONSENTS AND APPROVALS.......................................      2

           6.01    Best Efforts.........................................      2

VII.       NOTICE.......................................................      3

           7.01    Notices..............................................      3

VIII.      MISCELLANEOUS................................................      3

           8.01    Entire Agreement.....................................      3

           8.02    Headings.............................................      4

           8.03  Execution in Counterparts..............................      4
           8.04    Force Majeure........................................      4
           8.05    Applicable Law.......................................      4
           8.06    Assignment on Written Consent........................      4
           8.07    Severability.........................................      4
           8.08    No Waiver............................................      4
           8.09    Trademarks and Tradenames............................      4
           8.10    Indemnity............................................      5
           8.11    Other Agreements.....................................      5
           8.12    Attorney's Fees and Costs............................      5
           8.13    Remedies.............................................      5
           8.14    Binding Effect.......................................      5

                               TABLE OF CONTENTS
                               -----------------

                                                                PAGE
                                                                ----
        8.15   Exhibits.......................................    5
        8.16   Number and Gender..............................    6
        8.17   Representations................................    6
        8.18   Agreement to-Perform Necessary Acts............    6

SIGNATURE PAGE................................................    6

SCHEDULE "A"-TRANSFERRED TECHNOLOGY

                             ASSIGNMENT AGREEMENT

       THIS ASSIGNMENT AGREEMENT ("Agreement") is made and entered into this 16th day of October, 1986, and is made effective as of the lst day of July, 1986, by and between KIRIN BREWERY CO., LTD., a Japanese corporation ("Kirin"), in favor and for the benefit of and with KIRIN-AMGEN, INC., a California corporation ("Company"), pursuant to terms and conditions of that certain Amendment No. 4 to the Shareholders' Agreement, dated May 11, 1984 (collectively "Shareholders' Agreement"), by and among Kirin, Company and Amgen, a California corporation ("Amgen").


                                R E C I T A L S

       WHEREAS, Kirin, Amgen and Company have heretofore executed Amendment No. 4 to the Shareholders' Agreement regarding the simultaneous transfer of Kirin's G-CSF (PPO) Transferred Technology (as defined in Section 2.02 hereof) and Amgen's G-CSF (PPO) Transferred Technology to Company, together with a license of Amgen's Core Technology in the Field of Activity with respect to G-CSF to Company, and

       WHEREAS, the parties desire to formalize Kirin's transfer as described in the immediately preceding Recital,

       NOW, THEREFORE, it is agreed as follows:


                                   ARTICLE I
                                   ---------

                           TRANSFER OF TECHNOLOGY.
                           -----------------------

      1.01  Assignment of G-CSF Transferred Technology. Kirin hereby transfers
            ------------------------------------------
and assigns to the Company, perpetually and irrevocably, all of its right, title and interest in and to its G-CSF Transferred Technology, and agrees to execute all documents necessary to effectuate the legal transfer of legal title thereto and assignment to the Company.

      1.02 Limitations. No right or license is granted to the Company hereunder except as expressly specified in
Section 1.01 hereof.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

      2.01  Incorporation by Reference. The definitions of terms contained in
            --------------------------
the Shareholders' Agreement are hereby incorporated by reference.

        2.02  G-CSF (PPO) Transferred Technology. G-CSF (PPO) Technology shall
              ----------------------------------
mean (i) the gene, host vector systems, and G-CSF (PPO) producing cells (including microorganisms) used for G-CSF (PPO) expression, and all proprietary technical information, technology, know-how and patents related to G-CSF (PPO), natural sources of G-CSF (PPO) and any G-CSF (PPO) materials purified from natural sources, and (ii) the commercial production system for the manufacture of G-CSF (PPO).


                                  ARTICLE III
                                  -----------

                         DISCLAIMER OF INDEMNIFICATION
                         -----------------------------

        3.01  Disclaimer of Warranties. KIRIN EXPRESSLY DISCLAIMS ALL
              ------------------------
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TRANSFERRED TECHNOLOGY TO BE FURNISHED BY KIRIN TO THE COMPANY HEREUNDER.


                                  ARTICLE IV
                                  ----------

                             TERM AND TERMINATION
                             --------------------

        4.01  Term. This Agreement shall come into effect as of the date hereof
              ----
and shall remain in full force and effect until the liquidation or dissolution of the Company other than in connection with a continuation of the business of the Company in some other legal form.


                                   ARTICLE V
                                   ---------

                   CONSISTENCY WITH SHAREHOLDER'S AGREEMENT
                   ----------------------------------------

        5.01  Shareholders' Agreement. This assignment of the Transferred
              -----------------------
Technology granted pursuant to the Shareholders' Agreement shall be governed by the provisions thereof to the extent applicable. To the extent that there may be conflicts or inconsistencies between the provisions of this Agreement and those contained in the Shareholders' Agreement, the provisions of the Shareholders' Agreement shall prevail and govern interpretation.


                                  ARTICLE VI
                                  ----------

                            CONSENTS AND APPROVALS
                            ----------------------

        6.01  Best Efforts. The parties hereto shall use their best efforts to
              ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.


                                  ARTICLE VII
                                  -----------

                                    NOTICE
                                    ------

        7.01  Notices. All notices, requests, demands and other communications
              -------
required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

    "Kirin"              Kirin Brewery Co., Ltd.
                         26-1, Jingumae 6-chome
                         Shibuy-ku, Tokyo 150
                         Japan
                         Telex No. 242-5401 KIRINB J
                         Attn:  General Manager of
                                Pharmaceuticals Department

    "Company"            Kirin-Amgen, Inc.
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 499440 (AMGEN)
                         Attn:  Corporate Secretary

    With a copy to:      PETTIT & MARTIN
                         355 South Grand Avenue
                         Thirty-Third Floor
                         Los Angeles, California 90071
                         U.S.A.
                         Telex No. 181025 Pemlaw LSA
                         Attn:  Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 7.01.


                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

        8.01  Entire Agreement. This Agreement, together with any other written
              ----------------
agreements between the parties hereto referred to in the Shareholder's Agreement, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

        8.02  Headings. Article and section heading in this Agreement are
              --------
included for conveniene of reerence only and shall not constitute a part of this Agreement for any other purpose.

        8.03  Execution in Counterparts. This Agreement may be executed in any
              -------------------------
number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

        8.04  Force Majeure. It is agreed that each of the parties hereto is
              -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The party so affected shall give notice to the other party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

        8.05  Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of California.

        8.06  Assignment on Written Consent. This Agreement may not be assigned
              -----------------------------
in whole or in part by Kirin or the Company, except with the prior written consent of the other party.

        8.07  Severability. In the event any one or more of the provisions
              ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and if unreformable, shall be severed and deleted from this Agreement.

        8.08  No Waiver. No failure or delay on the part of either party in
              ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

        8.09  Trademarks and Tradenames. Kirin grants no rights to the Company
              -------------------------
in any trademarks or tradenames of Kirin or of any of its respective subsidiaries or affiliated companies.

        8.10  Indemnity. The Company hereby (a) releases Kirin from any
              ---------
obligation to defend, indemnify or save the Company and its agents and employees harmless from and (b) agrees to defend, indemnify and save Kirin harmless from any and all costs, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by the Company or the use by the Company of any Transferred Technology furnished pursuant to any provision hereunder.

        8.11  Other Agreements. Any other provision of this Agreement
              ----------------
notwithstanding, nothing in this Agreement shall obligate Kirin to disclose to the Company any information or to make available to the Company any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

        8.12  Attorneys' Fees and Costs. In the event of any action at law or in
              -------------------------
equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys' fees.

        8.13  Remedies. No right, power or remedy herein conferred upon or
              --------
reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

        8.14  Binding Effect. This Agreement shall be binding upon and inure to
              --------------
the benefit of the Parties hereto, their successors and assigns.

        8.15  Exhibits. The schedule attached hereto and referred to herein is
              --------
hereby incorporated herein as though fully set forth at length.

        8.16  Number and Gender. Words in the singular shall include the plural,
              -----------------
and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

        8.17  Representations. Each of the Parties hereto acknowledges and
              ---------------
agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

        8.18  Agreement to Perform Necessary Acts. Each Party agrees to perform
              -----------------------------------
any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement and to carry out the business purposes of Corporation.

         IN WITNESS WHEREOF, Kirin and the Company have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.

                                   KIRIN BREWERY CO., LTD.,
                                   a Japanese corporation


                                   By:  /s/ Yasushi Yamamoto,
                                        Yasushi Yamamoto,
                                        Managing Director


                                   KIRIN-AMGEN, INC., a California corporation



                                   By:  /s/ George B. Rathmann
                                        George B. Rathmann, President

                            TRANSFERRED TECHNOLOGY
                            ----------------------

         U.S. Patent Application Ser. No. 768959, Filed August 23, 1985, entitled Production of Pluripotent Granolocyte Colony-Stimulating Factor, recorded in the Patent and Trademark Office on Reel 4476, Frame 913.





                                  SCHEDULE A

                                AMENDMENT N0. 5
                                ---------------
                                      TO
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                      OF
                               KIRIN-AMGEN, INC.

     THIS AMENDMENT NO. 5 ("Amendment No. 5") TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., DATED MAY 11, 1984, as previously amended ("Shareholders' Agreement"), is made and entered into this 6/th/ day of
                                                           -----
December, 1986, and is made effective as of the 1st day of July, 1986, by and among KIRIN BREWERY CO., LTD., a Japanese corporation ("Kirin"), AMGEN, a California corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").
                                R E C I T A L.

     Pursuant to the Minutes of Corporation dated July 1, 1986, the parties have made certain business agreements regarding non-dialysis indications for EPO and wish to formalize said agreements.

     NOW, THEREFORE, it is agreed as follows:

     1.   NO EXPENSE REIMBURSEMENT
          ------------------------

          Corporation shall not reimburse either Kirin or Amgen for non-dialysis expenses relating to the EPO project.

     2.   NO ROYALTIES
          ------------

          Neither Kirin nor Amgen shall have the obligation to pay to Corporation any royalties with respect to sales of EPO for non-dialysis indications.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 5 to be executed as of the first day written above by their duly authorized representatives in a manner legally binding upon them.


                                             KIRIN BREWERY CO., LTD., a
                                             Japanese corporation



                                             By /s/ Yashushi Yamamoto
                                                Yashushi Yamamoto
                                                Managing Director
                                                                   "Kirin"


                                             AMGEN, a California
                                             corporation


                                             By /s/ George B. Rathmann
                                                George B. Rathmann,
                                                President
                                                                   "Amgen"


                                             KIRIN-AMGEN, Inc., a
                                             California corporation


                                             By /s/ Yasushi Yamamoto
                                             Yashushi Yamamoto its Chairman
                                                                   "Corporation"

                                      -2-